UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        September 8, 2005
                                                --------------------------------


                           Molecular Diagnostics, Inc.
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               (Exact name of registrant as specified in charter)

       Delaware                      0-935                      36-4296006
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(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             File Number)              Identification No.)


414 North Orleans Street, Suite 502, Chicago, Illinois             60610
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       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code         (312) 222-9550
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)






      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

                                    FORM 8-K


Item                                                                                 Page
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
Item 5.02    Departure of Directors or Principal Officers; Election of Directors;

             Appointment of Principal Officers                                         1

Item 9.01    Financial Statements and Exhibits                                         1

Signature                                                                              1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On September 8, 2005, Robert McCullough, Jr. accepted the nomination of the Board of Directors to become a director of the Company. The Board had nominated Mr. McCullough on August 29, 2005, to become effective upon Mr. McCullough's acceptance. Any committee appointments will be announced upon board approval.

      Mr. McCullough has an MBA in finance and is a Certified Public Accountant. He was an executive at Ernst & Young (formerly Ernst & Whinney), and served as CFO at two privately-owned health care companies. Mr. McCullough has been in the investment business for the last 18 years as a Portfolio Manager/Security Analyst, and currently as President of Summitcrest Capital Management. Mr. McCullough has been an investor in Molecular Diagnostics since 2001.


Item 9.01 Financial Statements and Exhibits

          (d)      Exhibits

          99.1     Press Release dated September 8, 2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Molecular Diagnostics, Inc.



Dated: September 8, 2005                    By: /s/ David Weissberg, M.D.
                                                --------------------------------
                                                David Weissberg, M.D.
                                                Chief Executive Officer